Exhibit 10.7

SECURED TERM PROMISSORY NOTE

$12,825,000	Closing Date: September 30, 2020

Scheduled Maturity Date: September 15, 2023

FOR VALUE RECEIVED, Direct Digital Holdings, LLC., a Texas limited liability company, Huddled Masses LLC, a Delaware limited liability company; Colossus Media, LLC, a Delaware limited liability company; Orange142, LLC, a Delaware limited liability company; and Universal Standards for Digital Marketing, LLC, a Delaware limited liability company (collectively, the “Borrower”) hereby jointly and severally promise to pay to Silverpeak Credit Opportunities AIV LP, a Delaware limited partnership (the “Lender”), at 40 West 57th Street— 29th Floor, New York, New York 10019, or such other place of payment as the Lender, as the holder of this Secured Term Promissory Note (this “Promissory Note”) may specify from time to time in writing, in lawful money of the United States of America, the initial principal amount of Twelve Million Eight Hundred Twenty-Five Thousand Dollars ($12,825,000) or such other principal amount as the Lender has advanced to the Borrower, together with interest at a rate as set forth in Section 2.1(b) of the Loan Agreement based upon a year consisting of 365 days, with interest computed daily based on the actual number of days in each Accrual Period.

This Promissory Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated as of September 30, 2020, by and among the Borrower, the several financial institutions or entities from time to time party thereto as the Lenders, and Silverpeak Credit Partners, LP, a Delaware limited partnership (the “Agent”) (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All payments shall be made in accordance with the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein. An Event of Default under the Loan Agreement shall constitute a default under this Promissory Note.

The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest under the UCC or any applicable law. The Borrower agrees to make all payments under this Promissory Note without setoff, recoupment or deduction and regardless of any counterclaim or defense. This Promissory Note has been negotiated and delivered to the Lender and is payable in the State of New York. This Promissory Note shall be governed by and construed and enforced in accordance with, the laws of the State of New York, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

Anything herein to the contrary notwithstanding, the Liens and security interests securing the obligations evidenced by this promissory note, the exercise of any right or remedy with respect hereto and certain of the rights of the holder hereof are subject to the provisions of the Intercreditor Agreement, dated as of September 30, 2020 (as amended, restated, supplemented, substituted, replaced or otherwise modified from time to time, the “Intercreditor Agreement”), by and between Silverpeak Credit Partners, LP (in its capacity as Agent), for and on behalf of the Silverpeak Facility Creditors and each other Silverpeak Facility Claimholder (each as defined in the Intercreditor Agreement) from time to time, and East West Bank (“EWB”), acting on behalf of each A/R Facility Claimholder (as defined in the Intercreditor Agreement). In the event of any conflict between the terms of the Intercreditor Agreement and this promissory note, the terms of the Intercreditor Agreement shall govern and control.

[SIGNATURES TO FOLLOW]

THE BORROWER:	DIRECT DIGITAL HOLDINGS, LLC

/s/ Keith W. Smith
	By:	Keith W. Smith
	Title:	President

ORANGE142, LLC

/s/ Keith W. Smith
	By:	Keith W. Smith
	Title:	President

HUDDLED MASSES LLC

/s/ Keith W. Smith
	By:	Keith W. Smith
	Title:	President

COLOSSUS MEDIA, LLC

/s/ Keith W. Smith
	By:	Keith W. Smith
	Title:	President

UNIVERSAL STANDARDS FOR DIGITAL MARKETING, LLC

/s/ Keith W. Smith
	By:	Keith W. Smith
	Title:	President

[Signature page to Secured Term Promissory Note]